Equity	12 Months Ended
Dec. 31, 2017
Equity
Equity

10. Equity

The fully paid in share capital of the parent company, Biofrontera AG, amounted to EUR 38,416,828 on 31 December 2017. It was divided into 38,416,828 registered shares with a nominal value of EUR 1.00 each. On 31 December 2016, the share capital amounted to EUR 37,722,433 and was increased during the course of the 2017 financial year through the exercising of conversion rights from the 2016/2021 Convertible Bond as well as from the 2017/2022 Convertible Bond by an amount of EUR 694,395, divided into 694,395 registered shares.

On November 25, 2015, our share capital was increased from Authorized Capital I by €1,916,588 to €25,490,430 pursuant to a capital increase against cash contribution by issuing 1,916,588 new registered no-par ordinary shares, with an amount of the share capital attributable to each share of €1.00, reducing the Authorized Capital I proportionally. All existing shareholders were offered the right to subscribe for shares in the issuance and make offers for additional subscriptions. The subscription price per share was €1.90 each, and we received net proceeds from this share issuance of approximately €3.5 million.

As part of the capital increase implemented in February 2016, the company’s share capital was increased against cash capital contributions by EUR 2.4 million through issuing 2,357,384 new ordinary registered shares from approved capital. Shareholders’ subscription rights were excluded for this capital increase. The new shares were offered to selected institutional investors at an issue price of EUR 1.90 per new share, consequently for a total issue amount of EUR 4.5 million. These shares were fully placed and the implementation of the capital increase was entered in the commercial register on 26 February 2016. The net proceeds amounted to EUR 4.4 million.

As part of the capital increase implemented in April 2016, the company’s share capital was increased against cash capital contributions by EUR 2.5 million through issuing 2,499,999 new ordinary registered shares from approved capital. Statutory subscription rights were granted to the shareholders. An “additional subscription” was also offered. In other words, shareholders exercising subscription rights could apply to subscribe for unsubscribed shares at the subscription price. The subscription price per share amounted to EUR 2.00. The capital increase was fully placed. The implementation of the capital increase was entered in the commercial register on 26 April 2016. The net issue proceeds amounted to EUR 4.9 million.

As part of the capital increase implemented in November 2016, the company’s share capital was increased against cash capital contributions by EUR 5.0 million through issuing 5,012,950 new ordinary registered shares from approved capital. The implementation of the capital increase was entered in the commercial register on 21 November 2016. Statutory subscription rights were granted to the shareholders in a 6:1 ratio. The subscription price per share amounted to EUR 3.00. The net issue proceeds amounted to EUR 14.7 million.

In November 2016, 49,990 subordinated convertible 2016/2021 bonds were issued in a total nominal amount of EUR 5.0 million (“convertible bond”). The bonds were offered at a subscription price of 100% of the nominal value per bond in a denomination of EUR 100.00 per bond, and were fully placed. Shareholders were granted indirect subscription rights to the bonds. The conversion price amounted initially to EUR 3.00 per share, EUR 4.00 per share from 1 January 2017 and EUR 5.00 per share from 1 January 2018. Shareholders were granted statutory subscription rights in a 607:1 ratio at an issue price of EUR 100.00 per bond. The total issue volume amounted to EUR 5.0 million. In the 2017 financial year, bonds in a nominal amount of EUR 106,800 were converted into the company’s shares. Pursuant to section 12 of the bonds’ terms and conditions, the conversion price was reduced in March 2018 by EUR 0.25 to EUR 4.75.

The exercising of 751,460 warrant rights from the 2011/2016 warrant bond generated issue proceeds of EUR 2.2 million in the 2016 financial year.

On 23 December 2016, the company’s Management Board approved the issue of a further convertible bond, which was placed in full in an amount of EUR 5.0 million in January 2017. The bond’s initial conversion price amounts to EUR 3.50, to EUR 4.00 from 1 April 2017 and to EUR 5.00 from 1 January 2018. The bonds carry 6% per annum interest on the par value from 1 February 2017. Unless previously converted, the bond is to be repaid in cash on 1 January 2022. As of 31 December 2017, bonds in a nominal amount of EUR 2,337,200 were converted into the company’s shares. Pursuant to section 11 of the bonds’ terms and conditions, the conversion price was reduced in March 2018 by EUR 0.25 to EUR 4.75.

The Biofrontera AG shares were listed on the Regulated Market of the Düsseldorf Stock Exchange in 2006. In August 2012, the company’s shares were also admitted to trading on the Regulated Market of the Frankfurt Stock Exchange in response to an application by the company. The company’s shares are also traded on the Xetra computer trading system and all other German stock exchanges. On 3 June 2014, the share was included in the Prime Standard of the Frankfurt Stock Exchange.

The introduction on the Nasdaq Stock Market in the U.S. occurred on 13 February 2018. Shares in Biofrontera AG are traded there as American Depositary Shares (ADS) under the ticker symbol BFRA. One ADS securitises the right to two ordinary shares of Biofrontera AG.

The numbers of shares held by the shareholders on 31 December 2017, 2016 and 2015, based on the most recent disclosure of the shareholders, are as follows:

(in EUR)	31.12.2017	31.12.2016	31.12.2015
Maruho Deutschland Co., Ltd., Osaka Japan
The total share of voting rights is assigned to Maruho Co., Ltd, Osaka, through the company Maruho Deutschland GmbH, Düsseldorf, which is controlled by the former.	7,631,586	7,631,586	4,467,143
Wilhelm Konrad Thomas Zours
The voting rights through the chain of subsidiaries listed below are attributed to Mr. Zours:
● DELPHI Unternehmensberatung AG	3,400,907	3,400,907	1,053,154
● VV Beteiligungen AG
● Deutsche Balaton AG
● ABC Beteiligungen AG
● Heidelberger Beteiligungsholding AG

Semper Constantia Invest GmbH, Vienna, Austria	1,165,212	N/A	N/A

Universal-Investment-Gesellschaft mbH, Frankfurt am Main, Germany	799,463	799,463	799,463
The share of voting rights is attributed to Universal-Investment GmbH through the company FEHO Vemögensverwaltungsgesellschaft.
Free float	25,419,660	25,890,477	19,170,670
Total	38,416,828	37,722,433	25,490,430

Consolidated equity determined in accordance with IFRS is managed as capital. The company’s capital management body regularly reviews the equity facilities available to the Group. The management’s objective is to ensure an appropriate equity base, within the framework of the expectations of the capital market, and creditworthiness with respect to national and international business partners. The company’s Management Board ensures that all Group companies have sufficient capital at their disposal in the form of equity and debt funding.

The statement of changes in equity provides further information about the development of equity.

The following positions were reported in connection with the convertible bonds and bonds with warrants as of 31 December 2017, 2016 and 2015:

(in EUR thousands)	31.12.2017	31.12.2016	31.12.2015
Non-current financial liabilities (measured at amortised cost)	2,693	3,597	11,230
Current financial debt (accrued interest from nominal interest rate)	85	273	830
Capital reserve (equity component: 2016/2021 convertible bond)	348	348	-
Capital reserve (equity component: 2011/2016 warrant bond)	1,227	1,227	1,227
Capital reserve (equity component: 2009/2017 warrant bond)	1,485	1,485	1,485
Capital reserve (equity component: 2017/2022 convertible bond)	296	-	-

The interest effects from the convertible bonds on non-current liabilities were calculated at 7.9% per annum for the 2016/2021 convertible bond on initial measurement, and at 7.6% per annum for the 2017/2022 convertible bond.

In accordance with IAS 32.37, equity procurement costs in connection with capital increases are deducted from the capital reserve. The deduction in the year under review amounted to EUR 0 (2016: EUR 0.3 million; 2015: EUR 0.5 million). In 2018, the EUR 0.9 million of equity procurement costs incurred as part of the capital increase through the IPO in the U.S., which were deferred as other assets as of 31 December 2017, plus further equity procurement costs incurred in 2018, will be deducted from the capital reserve.

In the event of the company achieving an annual surplus, the Management and Supervisory boards are authorised to transfer all or part of the annual surplus that remains, after deduction of the sums to be placed in the legal reserves and of a loss carried forward, to retained earnings. It is not permissible to transfer more than half of the annual surplus to retained earnings if, after such a transfer, the other retained earnings would exceed half of the share capital. The shareholders’ share of profits are calculated based on the size of their holding of the share capital.

2010 share option programme

At the Annual General Meeting on 2 July 2010, the Management and Supervisory boards proposed a share option programme for employees to the Annual General Meeting, which approved the initiative. Accordingly, the Management Board, or the Supervisory Board if the beneficiaries are Management Board members, are entitled to issue up to 839,500 share options, the exercising of which is linked to specific targets.

The programme has a total nominal volume of EUR 839,500 and a term of six years from the issue date until 24 November 2016. For this, conditional capital amounting to EUR 839,500 was approved by means of the issuing of up to 839,500 registered no par value unit shares with a proportional amount of the share capital of EUR 1.00 per share, in accordance with Section 192 (1) No. 3 of the German Stock Corporation Act (AktG). The conditional capital was registered on 30 July 2010 in the commercial register of the Cologne District Court, under commercial register sheet number 49717. Eligibility for the 2010 share option programme was granted to members of the Management Board and employees of the company as well as to members of management bodies and employees of affiliates of Biofrontera AG.

The issue date was 24 November 2010. The granting of options is made without any payment being provided in return. On 24 November 2010, 106,400 options (first tranche) were issued with an exercise price per share of EUR 1.91. On 30 September and 7 October 2011 (second tranche) a further 96,400 options were issued with an exercise price of EUR 2.48 each. On 23 March 2012 and 11 May 2012 (third tranche), 65,000 options were issued with an exercise price of EUR 3.30 each, and 51,500 options were issued with an exercise price of EUR 4.09 each. On 2 September 2013, 179,500 options were issued (fourth tranche) with an exercise price of EUR 3.37 each. On 2 April 2014, 159,350 options were issued with an exercise price of EUR 3.43 each (fifth tranche).

In accordance with the associated conditions, each subscription right that is granted entitles the beneficiary to acquire one new registered no par value unit share in the company. The exercise price is equal to the arithmetical average (unweighted) of the closing prices on the Frankfurt Stock Exchange in floor trading and in Xetra trading for the company’s shares on the ten trading days prior to the issuing of the share. However, the minimum exercise price amounts to the proportionate share of the company’s share capital allocated to each individual no par value unit share, pursuant to Section 9 (1) of the German Stock Corporation Act (AktG).

The options granted can only be exercised after expiry of a vesting period. The vesting period is four years from the respective date of issue. A prerequisite for the whole or partial exercising of the options is that the following performance target is achieved:

Exercising the options from a tranche is possible if at the beginning of the respective exercise period, the price (hereinafter referred to as the “reference price”) of a share in Biofrontera Aktiengesellschaft exceeds the exercise price by at least 20%, and a minimum reference price of at least EUR 5.00 is reached (hereinafter referred to as the “minimum reference price”). The reference price is equal to the arithmetical average (unweighted) of the closing prices on the Frankfurt Stock Exchange in floor trading and Xetra trading for the company’s shares between the 15th and the 5th stock market day (in each case inclusive) before the start of the respective exercise window. The minimum reference price is adjusted in the following cases to align the specified performance target with changed circumstances:

-	In the event of a capital increase from company funds being implemented by issuing shares, the minimum reference price is reduced by the same ratio as new shares issued compared to existing shares. If the capital increase is implemented from company funds without issuing new shares (Section 207 (2) Clause 2 of the German Stock Corporation Act [AktG]), the minimum reference price is not changed.

-	In the case of a capital reduction, no adjustment of the minimum reference price is implemented, provided that the total number of shares is not changed by the capital reduction, or if the capital reduction is connected to a capital repayment or purchase of treasury shares. In the case of a capital reduction performed by consolidating shares without capital repayment and in the case of increasing the number of shares with no associated change in capital (share split), the minimum reference rate increases proportionally with the capital reduction or share split.

Other adjustments to the minimum reference price are not implemented.

The exercising of options is limited to the following time periods (hereinafter “exercise windows”), in other words, only declarations of exercising of rights submitted to the company within an exercise window will be considered:

a)	on the 6th and subsequent 14 banking days after the date of the Annual General Meeting (exclusive),

b)	on the 6th and subsequent 14 banking days after the date of submission of the semi-annual or quarterly report or an interim statement by Biofrontera AG (exclusive)

c)	in the period between the 15th and the 5th banking day before expiration of the options for each respective expiry date (exclusive).

After the vesting period, the options can be exercised up until the expiry of six years from the date of issue (exclusive).

The right to exercise the options ends at the latest six years after the first day of issue. The right to exercise the first options that were issued thus ends on 24 November 2016. If the options have not been exercised by this time, they expire without provision of compensation. In the valuation of the employee share options, we have assumed an average holding period of 5 years.

Any claim by the beneficiaries to receive a cash settlement in the event of non-exercise of the options is invalid even in the event of the existence of the above exercise prerequisites. An option may only be exercised if the holder has a current service or employment contract with the company or another company affiliated with the company or if the holder is a member of the Management Board or the management team of another company affiliated with the company.

In the event of the exercising of a subscription right, the company is generally and in specific cases permitted to choose between granting the registered share in exchange for payment of the exercise price, or fulfilling its debt by paying a cash settlement to the holder of the subscription right. The cash settlement per subscription right is equal to the difference between the exercise price per share and the share price on the exercise date, minus due taxes and fees.

As this share option scheme entails share-based payment transactions in which the terms of the arrangement provide the company with a choice of settlement, the company has decided, in accordance with IFRS 2.41 and IFRS 2.43, to recognise the transactions pursuant to the provisions for equity-settled share-based payments (IFRS 2.10-29). For this reason, the fair value of a share from this share option programme with a grant date of 24 November 2010 was determined, on the basis of a binomial model, to have a fair value of EUR 0.57 / share option. The pro rata amounts are recognised in instalments over the vesting period until the end of the vesting period as personnel expenses and as an increase in the capital reserve. Share price volatilities of 45.78% and 51.3% were applied in calculating the fair value of the options granted in 2010 and 2011, volatilities of 53.5% and 65% were applied for the options granted in 2012, volatility of 39.2% was applied for the options granted in 2013, and volatility of 32.3% for the options granted in 2014 (based on the reporting date volatility).

A dividend yield of 0% was applied in all cases, as well as risk-free rates of respectively 1.75% and 1.21%, and 0.9% and 0.82% in 2012 as well as 0.71% in 2013 and 0.68% in 2014, and a standard 20% annual beneficiary turnover rate. No share options were issued in financial year 2015. The authorisation to issue options under the 2010 share option programme ended on 1 July 2015.

The vesting period for the first tranche ran until 24 November 2014, and the vesting period for the second tranche ran until 30 September 2015 0r 07 October 2015 respectively. The option rights from the first tranche expired on 24 November 2016 and from the second tranche the option rights expired on 30 September 2017 or 07 October 2017 respectively, as the exercise terms were not met.

The vesting period for the third tranche ran until 23 March 2016 or 11 May 2016 respectively, and the vesting period for the fourth tranche ended on 02 September 2017. No options had been exercised from these tranches up to the reporting date.

No options from the fifth tranche could be exercised due to the vesting period.

A total of 142,250 options associated with the 2010 stock option programme were forfeited by employees leaving the company.

By resolution of the Annual General Meeting on 28 August 2015, the Conditional Capital III planned for the servicing of options under this programme was reduced to EUR 542,400.

In March 2018, the exercise prices were adjusted pursuant to section 11 of the options’ terms and conditions. The exercise price for the third tranche now amounts to EUR 3.02 and EUR 3.81 respectively, for the fourth tranche to EUR 3.093 and for the fifth tranche to EUR 3.15.

The cost expensed in the reporting period amounted to EUR 42 thousand for 2017 (2016: EUR 62 thousand; 2015: EUR 103 thousand).

2015 share option programme

At the Annual General Meeting on 28 August 2015, the Management Board and Supervisory Board proposed a new share option programme for employees to the Annual General Meeting, which approved the initiative. Accordingly, the Management Board or, to the extent that the beneficiaries are Management Board members, the Supervisory Board, are entitled until 27 August 2020 to issue up to 1,814,984 subscription rights to up to EUR 1,814,984 of the company’s ordinary registered shares, whose exercise is tied to certain targets.

The programme has a total nominal volume of EUR 1,814,984 and a term of five years from the issue date until 27 August 2020. For this, conditional capital amounting to EUR 1,814,984 was approved by means of the issuing of up to 1,814,984 registered no par value unit shares with a proportional amount of the share capital of EUR 1.00 per share, in accordance with Section 192 (1) No. 3 of the German Stock Corporation Act (AktG). The conditional capital was registered on 18/09/2015 in the commercial register of the Cologne District Court, under commercial register sheet number 49717. Eligibility for the 2015 share option programme was granted to members of the Management Board and employees of the company as well as to members of management bodies and employees of affiliates of Biofrontera AG. The granting of options is made without any payment being provided in return.

The conditions of the 2015 share option programme are to a large extent identical to those of the 2010 share option programme, therefore, with respect to the 2015 share option programme, we refer to the explanations of the conditions of the share option programme 2010 provided above, however 20 banking days are being used instead of 14 banking days.

The inclusion of a “comparison with a reference index” as performance target instead of “achievement of a minimum reference price of EUR 5.00” as performance target is deemed to be a major difference in the conditions of the 2015 share option programme compared to the 2010 share option programme. The fair value of each option of this share option programme was calculated on the grant date of the first tranche on 18 April 2016 based on a Monte Carlo risk simulation at a fair value of EUR 1.00/option. The fair value of each option of this share option programme was calculated on the grant date of 1 December 2016 based on a Monte Carlo risk simulation at a fair value of EUR 1.30/option. A volatility of the share price of approximately 50.6% was used to calculate the fair value of the options granted in 2016 in the first tranche and a volatility of approximately 49.0% for the second tranche (based on daily rates, annualised assuming 250 trading days per annum), a dividend yield of 2.31% for the first tranche (based on daily rates, annualised assuming 250 trading days per annum) and 7.00% for the second tranche respectively (based on the Capital Asset Pricing Model) and a total risk adjusted interest rate of 5.92% for the first tranche and 13.26% for the second tranche respectively as well as an unchanged annual beneficiary turnover rate of 12% for both tranches.

On 18 April 2016, 425,000 options (first tranche) were issued with an exercise price per share of EUR 2.49. On 1 December 2016, a further 130,500 options (second tranche) were issued with an exercise price of EUR 3.28 each.

On 28 April 2017, a further 329,000 options (third tranche) were issued at an exercise price of EUR 4.02 each and a further 300,500 options (fourth tranche) were issued at an exercise price of EUR 3.33 each. Due to the vesting period, none of these options have yet been exercised or forfeited.

The cost expensed in the reporting period amounted to EUR 0.1 million (2016: EUR 49 thousand; 2015: 0).

A total of 41,500 options associated with the 2015 stock option programme were forfeited by employees leaving the company.

In March 2018, the exercise prices were adjusted pursuant to section 13 of the options’ terms and conditions. The exercise price for the first tranche now amounts to EUR 2.25, EUR 3.04 for the second tranche, EUR 3.78 for the third tranche and EUR 3.09 for the fourth tranche.

2010 share option programme	31.12.2017	31.12.2016
Outstanding at the beginning of the period	439,500	534,400
Granted during the period	-	-
Forfeited during the period	4,500	13,500
Exercised during the period	-	-
Expired during the period	70,650	81,400
Outstanding at the end of the period	364,350	439,500
Exercisable at the end of the period	-	-
Range of exercise prices for outstanding options	EUR 3.26 – 4.05	EUR 2.44 – 4.05
Weighted average of remaining contractual life	18 months	27 months

2015 share option programme	31.12.2017	31.12.2016
Outstanding at the beginning of the period	548,000	-
Granted during the period	629,500	555,500
Forfeited during the period	34,000	7,500
Exercised during the period	-	-
Expired during the period	-	-
Outstanding at the end of the period	1,143,500	548,000
Exercisable at the end of the period	-	-
Range of exercise prices for outstanding options	EUR 2.49 – 4.02	EUR 2.49 – 3.28
Weighted average of remaining contractual life	60 months	59 months